Supplement dated June 30, 2009 to the Waddell & Reed Advisors Accumulator Variable Universal Life Insurance prospectus dated May 1, 2009

The following sentence has been added to the eighth full paragraph on page 39 under the heading ?Accumulation Value Charges? and describes additional options for the payment of monthly policy charges:

However, if you instruct us in writing, we will assess the monthly policy charges against the guaranteed interest account or any of the sub-accounts that you specify.



































Investors should retain this supplement for future reference.

F70969 6-2009